Related Party Transactions (Details) - Schedule of advance to supplier, related party - USD ($)		Dec. 31, 2020	Dec. 31, 2019
Advance to supplier – related party
Total		$ 4,034,124
Q Green Techcon Private Limited [Member]
Advance to supplier – related party
Total		162,014
Shexian Ruibo [Member]
Advance to supplier – related party
Total	[1]	$ 3,872,110

[1]	the balance represents the Company’s purchase advances for eco-material and equipment supplied by Shexian Ruibo. Shexian Ruibo is committed to deliver the related materials and equipment in aggregated of approximately $2.1 million by July 31, 2021 based on the purchase orders between the Company and Shexian Ruibo. The rest of prepayments are expected to be fully utilized before the fourth quarter of 2021.